UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

Earnings Conference Call with Stockholders

Modiv Inc. (the “Company”) held a conference call with its stockholders on August 17, 2021 to review the Company’s Second Quarter 2021 operating results. The Company emailed an Investor Presentation to stockholders who registered for the earnings call and posted the Investor Presentation on its website at www.modiv.com. A copy of the Investor Presentation and the transcript of the August 17, 2021 conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein solely for purposes of this Item 8.01 disclosure. A replay of the conference call is also available on the Company’s website at www.modiv.com.

Monthly Distributions Declared For Fourth Quarter of 2021

On August 12, 2021, the board of directors of the Company declared distributions based on daily record dates for the period October 1, 2021 through December 31, 2021 at a rate of $0.0031507 per share per day on the outstanding shares of the Company’s Class C and Class S common stock. The Company will aggregate these daily distributions at the end of each month and pay them on November 24, 2021, December 27, 2021 and January 25, 2022, respectively. Distributions will be paid in cash or reinvested in shares of the Company’s Class C and Class S common stock for stockholders participating in the Company’s distribution reinvestment plans. The daily distribution rate of $0.0031507 per share of Class C and Class S common stock, if paid each day for a 365-day period, reflects an annualized distribution rate of $1.15 per share, which represents a 9.5% increase in the annual rate of distributions paid since May 22, 2020.

Safe Harbor Statement

There is no guarantee that the Company’s board of directors will declare additional distributions in the future, and the amount of future distributions, if any, and the declaration and payment thereof, will be determined by the Company’s board of directors based on the Company’s financial condition and such other factors as the board of directors deems relevant. The Company’s operating performance and the timing and amount of future distributions is subject to risks and uncertainties as described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Item 9.01.	Financial Statements and Exhibits.

99.1	Modiv Inc. Investor Presentation, Second Quarter 2021

99.2	Transcript of the August 17, 2021 Earnings Conference Call with Modiv Inc. Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC.
(Registrant)

WEBSTER FINANCIAL CORPORATION

By:	/s/ RAYMOND J. PACINI
Name:	John R. Ciulla
Title:	Chief Financial Officer

Date: August 18, 2021